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Exhibit 99.1

     News Release

          Ecolab Inc.
          370 Wabasha Street North
          St. Paul, Minnesota 55102

FOR IMMEDIATE RELEASE

Michael J. Monahan (651) 293-2809

ECOLAB AND NALCO TO MERGE

        Ecolab to pay approximately $5.4 billion, valuing Nalco stock at $38.80 per share

          Ecolab also expects second quarter adjusted EPS to be $0.64; Full year adjusted EPS forecast raised to $2.52 to $2.56 (excluding transaction)

Merger Highlights:

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  Creates Market Leader Serving Mega Trends

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  Common focus: safe, efficient, sustainable

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  Positioned to capitalize on mega trends: Growth in food demand and food safety challenges, energy demands, water scarcity, aging population's needs for healthcare, shifting economic trends

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  Combination Poised To Capitalize on Trends, Driving Even Faster Growth

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  Unique Circle the Customer, innovation and process synergies

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  Increased scale and participation in emerging markets

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  Strong combined management team and financial resources

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  Strong Business Model, Technology and Culture Fit

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  Shared growth culture and customer service mindset

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  Both operate unique and similar service/technology models

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  Highly compatible and leveragable technology know how

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  Compelling shareholder value creation: accretive transaction

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  Attractive revenue synergy opportunities

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  Approximately $150 million of cost synergies identified

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  Transaction is expected to be accretive to EPS in 2012 and subsequent years, bolstering double-digit growth

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  Conservative Financial Position Maintained

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  Expect to retain strong investment grade rating, reflecting the strong Ecolab balance sheet, significant cash flow generation and deleveraging post-combination

        ST. PAUL, Minn., July 20, 2011: Ecolab Inc. and Nalco Holding Company announced the board of directors of both companies have unanimously approved a definitive agreement under which Nalco will merge with a subsidiary of Ecolab in a transaction valued at approximately $8 billion, including assumed Nalco net debt.

        Based in Naperville, Illinois, with operations in more than 150 countries, Nalco is the world's leading water treatment and process improvement company, offering water management sustainability services focused on industrial, energy and institutional market segments. Nalco delivers significant environmental, social and economic performance benefits to customers through value-added services in water treatment and management, pollution reduction programs, energy conservation, and oil and gas extraction efficiency and sustainability offerings. Nalco sales were $4 billion in 2010.

        Under the terms of the transaction, Nalco shareholders will have the option to receive either 0.7005 shares of Ecolab common stock or $38.80 per Nalco share in cash, without interest, subject to proration such that the overall consideration paid to Nalco shareholders will be approximately 70% in Ecolab shares and 30% in cash. The stock component of the consideration will represent a tax-free exchange. In aggregate, Ecolab will issue approximately 68.9 million shares of Ecolab stock and pay approximately $1.6 billion in cash to Nalco shareholders. This represents a fully-diluted offer value for Nalco's equity of $5.4 billion and, inclusive of $2.7 billion in Nalco net debt, a total transaction value of $8.1 billion.

        The transaction is expected to close in the fourth quarter, subject to customary closing conditions, regulatory clearance, as well as approval of both Ecolab and Nalco shareholders.

        Ecolab also announced that it expects adjusted earnings per share for the quarter ended June 30, 2011 to be $0.64, at the top end of its forecasted range for the quarter. In addition, Ecolab has raised its full year 2011 adjusted earnings per share forecast, before consideration of the transaction, to $2.52 to $2.56 from $2.49 to $2.53. As previously announced, Ecolab expects to report second quarter 2011 results on July 27, 2011.

        Douglas M. Baker, Jr., Ecolab's Chairman, President and Chief Executive Officer commented on the announcement, saying, "This merger is a strong and vital step in broadening our business platform and enhancing our global growth opportunities. The key to Ecolab's long record of consistent and above-average growth has been our ability to continually expand the markets we serve, meet the needs of the customers within these markets, and execute. Through our participation in the water sector and our strategic planning work, we identified water management as a key future growth segment for us given its growth characteristics and importance to our customers. Nalco is the global leader with deep expertise in programs and services to enhance water process efficiency, extend asset life, and improve their customers' end products. Nalco's water and oil and gas services end markets in particular represent excellent long term growth potential as the world deals with the quality, cost and availability of those key natural resources. Further, its geographic exposure to high-growth emerging markets offers terrific future potential for the combined companies."

        Erik Fyrwald, Nalco's Chairman, President and Chief Executive Officer said, "This is a compelling strategic transaction that delivers an immediate premium to our shareholders and the opportunity to participate in the significant upside potential of the combined organization. We have long admired Ecolab, and we share similar cultures and business models. We look forward to working together to realize the benefits for all of our stakeholders, including our shareholders, customers and employees."

        Baker also said, "This merger is driven by the outstanding top-line opportunities that we believe our combined companies can more effectively achieve as one. We believe we can help accelerate Nalco's investments in its product innovation and sales and service force, enhancing the range of effective and efficient solutions for both of our customers and bolstering growth prospects for both our firms. We expect that together we will have stronger, more consistent long-term growth opportunities, and together we will have the people, business and financial resources to capture that growth. We are excited by the potential our combined operations offer and the improved solutions we will bring to our customers, as well as additional opportunities for both companies' associates, and we presently expect 2012 adjusted earnings per share for the combined companies to be approximately $3 per share.

        Baker concluded by saying, "Through this combination, we will continue to invest in and expand our products and services to our existing customers while adding new opportunities for better customer service. We look forward to completing the transaction and joining our two great companies together in developing new and improved solutions for critical customer needs, and in turn deliver even better shareholder returns."

Strategic Highlights:

  •
  Market Leaders Serving Mega-Trends:  Making the world cleaner, safer, healthier and more sustainable leverages mega trends including water scarcity, food safety, increasing energy demand, a larger and older population, and increasing human health challenges.

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  Nalco is well-positioned to benefit from water, energy and emerging market trends, all providing strong long-term potential.

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  Proven model of great technology and superior field service.

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  Talented new management team that has re-focused the company on growth.

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  Ecolab is well-positioned in food safety and healthcare, benefiting from an increasing global focus on cleaning and sanitizing.

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  Leading technologies and the largest and best-trained sales and service force.

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  Proven and seasoned management team that has consistently delivered.

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  Strengthened Combined Foundation:  Global leadership positions in major end markets provides improved business balance.

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  Strengthened Emerging Markets Exposure:  The combined company will have approximately $1.5 billion revenue position in high growth emerging markets.

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  Leading Customers:  Both companies serve the leaders in their end markets and have longstanding customer relationships built on premium products and service.

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  Compatible and Complementary:  Great fit in corporate cultures, technologies, competencies and business models.

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  Nalco offers strong compatibility and a natural complement to Ecolab

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  Business model and value proposition fit with Ecolab's

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  Growth and service mindset consistent across both companies

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  Water treatment is a core need for Ecolab's customers, and presents an essential Circle the Customer opportunity

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  Leadership continuity:  Nalco operating management team will join Ecolab

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  Attractive Synergies:  Expect approximately $150 million in combined cost synergies

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  Solid financial performance with potential for improved growth

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  Accretive to EPS in current year and beyond

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  Increased financial strength

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    Strong post-merger balance sheet with expected strong investment grade rating due to the limited cash component in the transaction

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    Strong cash flow allows for both business investment in critical growth drivers and for debt reduction

        Bank of America Merrill Lynch acted as exclusive financial advisor to Ecolab in connection with the transaction and Baker & McKenzie acted as legal counsel.

About Ecolab

        With sales of $6 billion and more than 26,000 associates, Ecolab Inc. (NYSE: ECL) is the global leader in cleaning, sanitizing, food safety and infection prevention products and services. Ecolab delivers comprehensive programs and services to foodservice, food and beverage processing, healthcare, and hospitality markets in more than 160 countries. More news and information is available at www.ecolab.com.

About Nalco

        Nalco (NYSE: NLC) is the world's largest sustainability services company focused on industrial water, energy and air applications, delivering significant environmental, social and economic performance benefits to their customers. Nalco helps customers reduce energy, water and other natural resource consumption, enhance air quality, minimize environmental releases and improve productivity and end products while boosting the bottom line. Its comprehensive solutions contribute to the sustainable development of customer operations. More than 12,000 Nalco employees operate in 150 countries supported by a comprehensive network of manufacturing facilities, sales offices and research centers to serve a broad range of end markets. In 2010, Nalco achieved sales of $4 billion. For more information visit www.nalco.com.

        Ecolab will host a live webcast to review this announcement and updated earnings guidance today at 9:00 a.m. Eastern Time. To participate in the call via telephone, dial 1-888-787-0203 from the U.S./Canada, using the password: Conference call. The webcast, along with related presentation slides, will be available to the public on Ecolab's website at www.ecolab.com/investor. A replay of the webcast and related materials will be available at that site.

        Listening to the webcast requires Internet access, the Windows Media Player or other compatible streaming media player.

Cautionary Statements Regarding Forward-Looking Information

        This news release contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "we believe," "we expect," "estimate," "project," "may," "will," "intend," "plan," "believe," "target," "forecast" (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the merger, integration plans and expected synergies, the expected timing of completion of the merger, and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Ecolab and Nalco, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the stockholders of Nalco may not adopt the merger agreement, (ii) the risk that the stockholders of

Ecolab may not approve the issuance of Ecolab common stock to Nalco stockholders in the merger, (iii) the risk that the companies may be unable to obtain regulatory approvals required for the merger, or that required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger, (iv) the risk that the conditions to the closing of the merger may not be satisfied, (v) the risk that a material adverse change, event or occurrence may affect Ecolab or Nalco prior to the closing of the merger and may delay the merger or cause the companies to abandon the merger, (vi) the risk that an unsolicited offer by another company to acquire shares or assets of Ecolab or Nalco could interfere with or prevent the merger, (vii) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (viii) the possibility that the merger may involve unexpected costs, unexpected liabilities or unexpected delays, (ix) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (x) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the merger and (xi) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

        Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Ecolab, Nalco and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Ecolab and Nalco, see the Annual Reports on Form 10-K of Ecolab and Nalco for the fiscal year ended December 31, 2010 and the companies' other public filings with the SEC. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Ecolab will file with the SEC in connection with the merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Ecolab nor Nalco undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information and Where to Find it

        Ecolab will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement of Ecolab and Nalco that will also constitute a prospectus of Ecolab relating to the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Ecolab, Nalco and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, copies of the registration statement and joint proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Ecolab's website at www.ecolab.com by clicking on the "Investor" link and then clicking on the "SEC Filings" link or by writing Ecolab at 370 Wabasha Street North, Saint Paul, Minnesota, 55102, Attention: Secretary or by accessing Nalco's website at www.nalco.com by clicking on the "Investors" link and then clicking on the "SEC Filings" link or by writing Nalco at 1601 West Diehl Road, Naperville, Illinois 60563, Attention: Secretary and security holders may also read and copy any reports, statements and other information filed by Ecolab or Nalco with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

Participants in the Merger Solicitation

        Ecolab, Nalco and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ecolab's directors and executive officers is available in its proxy statement filed with the SEC by Ecolab on March 18, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding Nalco's directors and executive officers is available in its proxy statement filed with the SEC by Nalco on March 14, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Non-GAAP Financial Information

        This news release includes financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (GAAP), including adjusted diluted earnings per share. We provide this measure as additional information regarding our operating results. We use this non-GAAP measure internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of this measure provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.

        We include in special gains and charges items that are unusual in nature, significant in amount and important to an understanding of underlying business performance. In order to better allow investors to compare underlying business performance period-to-period, we provide adjusted diluted earnings per share, which excludes special gains and charges and discrete tax items.

        The non-GAAP financial measures are not in accordance with, or an alternative to, GAAP, and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the applicable GAAP measures.

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  Exhibit 99.1
FOR IMMEDIATE RELEASE Michael J. Monahan (651) 293-2809
ECOLAB AND NALCO TO MERGE